Comprehensive Loss	6 Months Ended
Sep. 30, 2017
Equity [Abstract]
Comprehensive Loss

11. Comprehensive Loss

Comprehensive loss is defined as the change in equity of a business enterprise during a period from transactions, other events, and circumstances from non-owner sources. Comprehensive loss consists of net (loss) income and other comprehensive loss, which includes certain changes in equity that are excluded from net (loss) income. Specifically, cumulative foreign currency translation adjustments and unrealized gains and losses on investments are included in accumulated other comprehensive loss. As of September 30, 2017 and March 31, 2017, accumulated other comprehensive loss is presented separately on the consolidated balance sheets and consists of cumulative foreign currency translation adjustments and unrealized gains and losses on investments.